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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




           March 15, 2000                                  March 15, 2000
(Date of earliest event reported)


                             RURAL/METRO CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-22056                                             86-0746929
(Commission File Number)                    (IRS Employer Identification Number)




                          8401 EAST INDIAN SCHOOL ROAD
                               SCOTTSDALE, ARIZONA
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)
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Item 5.       Other Events

              The Company issued a press release announcing the extension of its waiver of covenant compliance under its revolving credit facility, $5 million of funding availability subject to certain terms to be negotiated, and plans to make its scheduled bond payment to its bondholders as set forth in its press release dated March 15, 2000. See Exhibit 99.2.

Item 7C.      Exhibits

              99.2 Press Release dated March 15, 2000.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RURAL/METRO CORPORATION


Date:    March 15, 2000                        By:   /s/ Dean Hoffman
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                                                     Dean Hoffman, Vice
                                                     President and Principal
                                                     Accounting Officer